Exhibit 10.128

                                THIRD AMENDMENT

                                       TO

                              FINANCING AGREEMENT

            Third Amendment, dated as of February 15, 2000, to the Financing Agreement, dated as of February 26, 1999, as amended by the First Amendment, dated as of March 25, 1999 and by the Second Amendment, dated as of August 10, 1999 (as so amended, the "Financing Agreement"), by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), ECI Sportswear, Inc., a New York corporation ("Sportswear"), Stetson Clothing Company, Inc., a Delaware corporation ("Stetson"), XOXO Clothing Company, Incorporated, a Delaware corporation ("XOXO"), B P Clothing Company, Inc., a New York corporation ("B P" and together with ECI, Sportswear, Stetson and XOXO, each a "Borrower" and collectively the "Borrowers"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the "Administrative Agent") and The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the "Collateral Agent" or "Agent").

            WHEREAS, the Company, the Borrowers, the Lenders, the Administrative Agent and the Agent wish to amend the Financing Agreement to continue to provide for overadvances.

            Accordingly, the Company, the Borrowers, the Additional Borrowers, the Administrative Agent, the Agent and the Lenders hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

            2. Existing Definitions. The definition of the term "Overadvance Amount" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "Overadvance Amount" means (A) $5,000,000, from February 1, 2000 through and including March 31, 2000, and (B) such amounts thereafter as the Agent shall approve in its sole discretion."

            3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Third Amendment Effective Date"):

                  (a) The representations and warranties contained herein, in
Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Third Amendment Effective Date shall be correct on and as of the Third Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) The Agent shall have received on or before the Third Amendment Effective Date counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

                  (c) All legal matters incident to this Amendment shall be satisfaction to the Agent and its special counsel.

            4. Representations and Warranties. Each of the Company and the Borrowers represents and warrants to the Lenders as follows:

                  (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

                  (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrowers organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

                  (d) This Amendment and the Financing Agreement, as amended hereby and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                  (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Third Amendment Effective Date as though made on and as of the Third Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Third Amendment Effective Date.

            5. Continued Effectiveness of Financing Agreement. Each of the Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof, "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

            6. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a pan of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) The Borrowers will pay on demand all out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ARIS INDUSTRIES, INC.

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------


                                        EUROPE CRAFT IMPORTS, INC.

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------


                                        ECI SPORTSWEAR, INC.

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------


                                        STETSON CLOTHING COMPANY, INC.

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------


                                        B P CLOTHING COMPANY, INC.

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------


                                        XOXO CLOTHING COMPANY,
                                        INCORPORATED

                                        By: /s/ PAUL SPECTOR
                                            ------------------------------------
                                        Name: Paul Spector
                                              ----------------------------------
                                        Title: Treasurer/VP
                                               ---------------------------------

                                        AGENTS AND LENDERS

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                          INC., as Collateral Agent

                                        By: /s/ KATHY LIPTEK
                                            ------------------------------------
                                        Name: Kathy Liptek
                                              ----------------------------------
                                        Title: VP


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ISRAEL DISCOUNT BANK OF NEW YORK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        AGENTS AND LENDERS

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                          INC., as Collateral Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent

                                        By: /s/ DAVID MICHAELS
                                            ------------------------------------
                                        Name: David Michaels
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        ISRAEL DISCOUNT BANK OF NEW YORK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        AGENTS AND LENDERS

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                          INC., as Collateral Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ISRAEL DISCOUNT BANK OF NEW YORK

                                        By: /s/ ANDREW FINKLE
                                            ------------------------------------
                                        Name: Andrew Finkle
                                              ----------------------------------
                                        Title: Assistant Manager
                                               ---------------------------------

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Name: [ILLEGIBLE]
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        AGENTS AND LENDERS

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                          INC., as Collateral Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ISRAEL DISCOUNT BANK OF NEW YORK

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Name: [ILLEGIBLE]
                                              ----------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------